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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                   FORM 8-K



                                Current Report
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934




Date of report (Date of earliest event reported)           May 16, 1997
                                                       -------------------------
                          RENTAL SERVICE CORPORATION
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            (Exact Name of Registrant as Specified in Its Charter)



      DELAWARE                    000-21237                   33-0569350
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(State or Other Jurisdiction    (Commission File Number)     (I.R.S. Employer
of Incorporation)                                            Identification No.)


     14505 North Hayden Road, Suite 322, Scottsdale, Arizona        85260
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         (Address of Principal Executive Offices)                (Zip Code)



                                (602) 905-3300
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             (Registrant's Telephone Number, including Area Code)


                                NOT APPLICABLE
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         (Former Name or Former Address, if Changed Since Last Report)
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Item 5.      Other Events.

      Rental Service Corporation ("RSC" or the "Company") has filed an application to list its Common Stock, $.01 par value, on the New York Stock Exchange ("NYSE"). The Company expects that its Common Stock will commence trading on the NYSE on May 22, 1997, under the trading symbol "RSV." In conjunction with the NYSE listing, RSC's Common Stock will no longer be quoted on the Nasdaq National Market under the symbol "RSVC." ChaseMellon Shareholder Services, L.L.C. will remain the Company's Transfer Agent and Registrar.




                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       RENTAL SERVICE CORPORATION



Date: May 16, 1997                     By: /s/ Robert M. Wilson
                                       __________________________
                                           Robert M. Wilson,
                                           Senior Vice President
                                           Chief Financial Officer

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